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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2000

SUPERIOR BANK FSB (as Seller and Servicer under the Sale and Servicing Agreement, dated as of March 1, 2000, providing for the issuance of AFC Mortgage Loan Asset Backed Notes, Series 2000-1)

                                Superior Bank FSB

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             (Exact name of registrant as specified in its charter)

        United States                 333-83597                36-1414142
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)         Identification Number)

One Lincoln Centre
Oakbrook Terrace, Illinois                                        60181
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(Address of Principal                                           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (630) 916-4000

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Item 5. Other Events

On each Remittance Date commencing on April 25, 2000 scheduled remittances were made to the Noteholders with respect to AFC Mortgage Loan Asset Backed Notes, Series 2000-1, issued pursuant to a Sale and Servicing Agreement, dated as of March 1, 2000, among Superior Bank FSB, as Seller and Servicer, AFC Trust Series 2000-1, as Issuer and LaSalle National Association, as Trustee. The information contained in the Servicer's Monthly Remittance Reports delivered to the Trustee, which were forwarded by the Trustee to the Noteholders, are attached hereto as Exhibits 20.1, 20.2, 20.3, 20.4, and 20.5 and are incorporated herein by reference.

Capitalized terms used herein and not defined shall have the same meanings ascribed to them in the Sale and Servicing Agreement.

     Items 2 through 4 and Items 6 and 8 are not included because they are not applicable.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (a)      Not applicable

          (b)      Not applicable

          (c)      Exhibits

          20.1     Monthly Remittance Report for the month of April, 2000.

          20.2     Monthly Remittance Report for the month of May, 2000.

          20.3     Monthly Remittance Report for the month of June, 2000.

          20.4     Monthly Remittance Report for the month of July, 2000.

          20.5     Monthly Remittance Report for the month of August, 2000.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             SUPERIOR BANK F.S.B.

                                             By: /S/ WILLIAM C. BRACKEN
                                                 -----------------------------
                                             Name: William C. Bracken
                                             Title:   Senior Vice President

Dated: September 8, 2000

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                                 EXHIBITS TABLE

20.1  Monthly Remittance Report for the month of April, 2000.

20.2  Monthly Remittance Report for the month of May, 2000.

20.3  Monthly Remittance Report for the month of June, 2000.

20.4  Monthly Remittance Report for the month of July, 2000.

20.5  Monthly Remittance Report for the month of August, 2000.